Exhibit 10.1

SIXTH AMENDMENT TO

CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the “Sixth Amendment”) made and entered into the 9th day of April, 2013, to be effective as of March 31, 2013 (the “Effective Date”), by and between CUBIC ENERGY, INC., a Texas corporation, and WELLS FARGO ENERGY CAPITAL, INC., a Texas corporation.

W I T N E S S E T H:

WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated as of March 5, 2007 as amended by that certain First Amendment to Credit Agreement dated May 8, 2008, that certain Second Amendment to Credit Agreement dated December 18, 2009, that certain Third Amendment to Credit Agreement dated August 30, 2010, that certain Fourth Amendment to Credit Agreement dated June 18, 2012 and that certain Fifth Amendment to Credit Agreement dated January 28, 2013 to be effective December 31, 2012 (collectively the “Agreement”) to which reference is here made for all purposes;

WHEREAS, the above named parties are desirous of amending the Agreement and certain related agreements and instruments in the particulars hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as set forth in this Sixth Amendment, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement and terms defined herein shall be incorporated into the Agreement unless expressly provided to the contrary.

ARTICLE II

AMENDMENTS

2.01        The Agreement is hereby amended to add the following defined terms to Section 1.1 of the Agreement:

“Relevant Equity Sale” means the issuance by Borrower of shares of its Common Stock between the Effective Date and May 31, 2013 in which the aggregate gross proceeds for the account of the Borrower from such issuances exceed $10,000,000.00, whether issued in a private placement or pursuant to an effective registration statement under the Securities Act, but excluding issuances resulting from the exercise of options or warrants to purchase Common Stock of the Borrower that are outstanding as of the Effective Date.

“Relevant Equity Sale Price” means an amount equal to the lowest price per share of Common Stock sold pursuant to the Relevant Equity Sale.

2.02        The Agreement is hereby amended to substitute for the definition of “Conversion Price” the following:

“Conversion Price” means the price for conversion of the principal amount of the Term Loan into shares of the Borrower’s Common Stock.  On the Effective Date, the Conversion Price shall be $0.9911, but shall be subject to subsequent adjustment as provided in the Antidilution Provisions; provided, however, the Conversion Price shall be (a) twenty cents ($0.20), subject to subsequent adjustment as provided in the Antidilution Provisions, if the Term Loan has not been repaid in full by May 31, 2013 and a Relevant Equity Sale has not occurred, or (b) the lesser of (i) the Relevant Equity Sale Price or (ii) $0.9911, subject to subsequent adjustment as provided in the Antidilution Provisions, if the

Term Loan has not been repaid in full by May 31, 2013 and a Relevant Equity Sale has occurred.

2.03        The Agreement is hereby amended to substitute for the definition of “Termination Date” the following:

“Termination Date” means May 31, 2013.

ARTICLE III

CONDITIONS

This Sixth Amendment shall not be effective until the following conditions have been satisfied, with all documents to be delivered to the Lender to be in form and substance satisfactory to the Lender:

(a)       The Lender shall have received the following documents, appropriately executed and acknowledged and in multiple counterparts as requested by the Lender:

(1)                                 This Sixth Amendment executed by each party hereto;

(2)                                 Revolving Note dated March 31, 2013 executed by the Borrower in the principal face amount of $40,000,000.00;

(3)                                 Term Note dated March 31, 2013 executed by the Borrower in the principal amount of $5,000,000.00;

(4)                                 A copy of the amended and restated certificate of formation of the Borrower and all amendments thereto, accompanied by a certificate issued by the secretary of the Borrower that such copies are correct and complete (or a statement from the secretary of the Borrower that there have been no amendments to the amended and restated certificate of formation of the Borrower since June 18, 2012);

(5)                                 A copy of the by-laws of the Borrower and all amendments thereto, accompanied by a certificate issued by the secretary of the Borrower that such copies are correct and complete (or a statement from the secretary of the Borrower that there have been no amendments to the by-laws of the Borrower since June 18, 2012);

(6)                                 A copy of the corporate resolutions of the Borrower, approving this Sixth Amendment and the related Loan Documents to which it is a party and authorizing the transactions contemplated therein, duly adopted by its board of directors and accompanied by a certificate of the secretary of the Borrower to the effect that such copy is a true and correct copy of resolutions duly adopted by written consent or at a meeting of the board of directors, that such resolutions constitute all the resolutions adopted with respect to such transactions, and that such resolutions have not been amended, modified or revoked in any respect, and are in full force and effect as of the date of this Sixth Amendment;

(7)                                 evidence of the extension of the maturity of the Wallen Note to June 1, 2013; and

(8)                                 Such other agreements, documents, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request in compliance with or to accomplish the terms and provisions of any of the Loan Documents.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrower hereby expressly remakes in favor of the Lender all of the representations and warranties set forth in ARTICLE 4 of the Agreement, as amended hereby, and represents and warrants that all such representations and warranties remain true and unbreached, except as affected by the transactions contemplated in the Agreement.

ARTICLE V

RATIFICATION

Each of the parties hereto does hereby adopt, ratify and confirm the Agreement, in all things in accordance with the terms and provisions thereof, as modified or amended by this Sixth Amendment.

ARTICLE VI

MISCELLANEOUS

6.01        All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Sixth Amendment.

6.02        This Sixth Amendment may be executed in two or more counterparts and multiple originals of such counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.  Any executed Sixth Amendment or any counterpart thereof shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.03        THE CREDIT AGREEMENT (AS AMENDED BY THIS SIXTH AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.04        THIS SIXTH AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, this Sixth Amendment to Credit Agreement is executed as of the date first above written.

BORROWER:

CUBIC ENERGY, INC.

By:	/s/ Calvin A. Wallen III
Calvin A. Wallen III
President

LENDER:

WELLS FARGO ENERGY CAPITAL, INC.

	By:	/s/ Gary Milavec
Printed Name:		Gary Milavec
	Title:	Managing Director